UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2026
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware Ohio	43015
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Former name, former address and former fiscal year, if changed since last report: Not Applicable

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.
The information in this Item 7.01 of this Current Report on Form 8-K (this “Form 8-K”) of Greif, Inc. (the “Company”) is being furnished in order to provide certain historical financial information of the Company in a revised presentation aligned with the Company’s new fiscal quarters and product line movements across reportable segments, as well as the presentation of discontinued operations that began in the third quarter of fiscal year 2025, as described below.

Effective October 1, 2025, the Company’s fiscal year was changed to begin on October 1 (rather than November 1), and end on September 30 (rather than October 31) of the following year, and each fiscal quarter end was changed to align with the fiscal year end change with the first fiscal quarter ended December 31, 2025. This fiscal quarter re-alignment has resulted in prior period quarterly information being recast for the 2025 fiscal year. The recast fiscal quarters for the 2025 fiscal year ended on December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025 (the “Recast Fiscal Quarters”).

Effective October 1, 2025, the Company changed the name of its Integrated Solutions reportable segment to Innovative Closure Solutions. The Company is involved in the purchase and sale of recycled fiber and the production and sale of adhesives used in the Company’s paperboard products. Both of these products were previously reported under the Integrated Solutions reportable segment (now the Innovative Closure Solutions reportable segment), and effective October 1, 2025, these products are reported under the Sustainable Fiber Solutions reportable segment. The Company is also involved in the production and sale of complimentary packaging products and services such as paints, linings and filling that are related to the Company’s steel products. Both of these products and services were previously reported under the Integrated Solutions reportable segment (now the Innovative Closure Solutions reportable segment), and effective October 1, 2025, these products and services are reported under the Durable Metal Solutions reportable segment. These adjustments position each business within its respective place in the integrated value chain and reinforce a clear emphasis on closure systems within the Innovative Closure Solutions reportable segment. This internal re-alignment has resulted in prior period segment information being recast for the 2025 fiscal year.

On June 30, 2025, the Company entered into a definitive agreement to sell its containerboard business, including the CorrChoice sheet feeder system (the “Containerboard Business”), and the equity interests in the Company’s subsidiaries that directly owned the Containerboard Business on the date of closing. The transaction was completed effective as of August 31, 2025 (the “Containerboard Divestiture”). The Containerboard Business was previously reported under the Sustainable Fiber Solutions segment. The Containerboard Divestiture qualifies as discontinued operations because it represents a strategic shift that will have a major impact on the Company’s operations and financial results. As a result, the Containerboard Business is presented as discontinued operations beginning in the third quarter of 2025 as follows (i) the Company reclassified the financial results of the Containerboard Business to discontinued operations, net of tax, in the Condensed Consolidated Statements of Income for all periods presented, and (ii) Cash flows from the Company’s discontinued operations are not presented separately in the Condensed Consolidated Statements of Cash Flows for all periods presented. In addition, in the Company’s Annual Report on Form 10-KT for the fiscal year ended, the Company reclassified the financial results of the Containerboard Business to discontinued operations, net of tax, in the Consolidated Statements of Income for all periods presented and reclassified the related assets and liabilities as assets and liabilities held for sale on the Consolidated Balance Sheets as of October 31, 2024. The information in this Form 8-K reflects this reclassification of the Containerboard Business to discontinued operations for all of the Recast Fiscal Quarters, recast to align with the new fiscal quarter end.

On each of March 3, 2025, June 9, 2025, August 29, 2025 and November 10, 2025, the Company filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K providing under Item 2.02 and Exhibit 99.1 thereto an earnings release of its financial results for the quarterly period just ended (collectively, the “2025 Earnings Releases”).

Exhibit 99.1 to this Form 8-K is being furnished under Item 7.01 and presents certain historical financial information of the Company in respect of the 2025 Earnings Releases. As discussed above, beginning with the first fiscal quarter of 2026, the Company is reporting its financial results under the new fiscal quarter end with product lines moved between the four reportable segments, and the additional historical information being furnished with this Form 8-K for each Recast Fiscal Quarter presents such information in a manner that is (i) aligned with the new fiscal quarter end, (ii) recast to reflect the segment changes, and (iii) reflect the reclassification of the financial results of the Containerboard Business to discontinued operations. Certain information included in Exhibit 99.1 for the recast comparable quarter ended December 31, 2024 was previously included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2025, which was filed with the SEC on January 30, 2026, and the Company’s Current Report on Form 8-K and the earnings release of its financial results for the quarterly period ended December 31, 2025, furnished as Exhibit 99.1 thereto, which was furnished with the SEC on February 2, 2026 (the “Q1 2026 Earnings Release”).

The information furnished in this Form 8-K and Exhibit 99.1 thereto does not otherwise reflect activities or events occurring after the Company filed the 2025 Earnings Releases and does not modify or update the disclosures therein in any way other than to present certain historical financial information for the previous reportable segments as if the new fiscal quarter end, new reportable segments and reclassification to discontinued operations existed during the Company's full 2025 fiscal year. The information furnished in this Item 7.01 in no way revises or restates previously filed financial information. Therefore, this Form 8-K and Exhibit 99.1 furnished hereunder should be read in conjunction with the 2025 Earnings Releases, the Q1 2026 Earnings Release, the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2025, April 30, 2025, July 31, 2025 and December 31, 2025, and the Company's Annual Report on Form 10-KT for the fiscal year ended September 30, 2025, all as filed with the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Certain historical financial information presented under new fiscal quarter end.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: February 25, 2026	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer